Virtus Emerging Markets Opportunities Fund,

a series of Virtus Insight Trust

Supplement dated January 29, 2014 to the Summary Prospectus,

Statutory Prospectus and Statement of Additional Information dated May 1, 2013

Important Notice to Investors

Effective February 3, 2014, Virtus Emerging Markets Opportunities Fund will be open to all potential investors. Accordingly, effective on said date the subsection “Important Information about Virtus Emerging Markets Opportunities Fund” under the heading ‘How to Buy Shares’ in the fund’s Prospectus and Statement of Additional Information will be removed. Additionally, the reference in the fund’s summary prospectus and the summary section of the statutory prospectus to the fund no longer being available for purchase will also be removed.

Investors should retain this supplement with the Prospectuses and

Statement of Additional Information for future reference.

VIT 8003/OpenEMOF (1/2014)